UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2026

AH REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue		,	Suite 1000
Virginia Beach	,	Virginia		23462
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000
Armada Hoffler Properties, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHRT	New York Stock Exchange
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHRT-PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of AH Realty Trust, Inc. (f/k/a Armada Hoffler Properties, Inc.) (the “Company”) filed with the Securities and Exchange Commission on June 24, 2025, which described the approval of the Audit Committee of the Board of Directors of the Company of (i) the appointment (the “Appointment”) of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026 and (ii) the dismissal (the “Dismissal”) of Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Company. The Appointment and the Dismissal took effect following the filing of Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025 on February 27, 2026 (the “Effective Date”), and the Company is filing this Amendment to provide the specific date of KPMG’s engagement and updates to the disclosures required by Item 304(a) of Regulation S-K through the Effective Date.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 27, 2026, the Company appointed KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. In addition, on February 27, 2026, the Company dismissed EY as the independent registered public accounting firm for the Company.

EY’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended December 31, 2025 and 2024, as well as during the subsequent interim period preceding the Effective Date, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and EY with respect to any matter relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements with respect to such periods.

During the fiscal years ended December 31, 2025 and 2024, as well as during the subsequent interim period preceding the Effective Date, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided EY with a copy of this Current Report on Form 8-K and requested that EY provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the above disclosures. A copy of EY’s letter dated March 5, 2026 is attached hereto as Exhibit 16.1.

During the years ended December 31, 2025 and 2024, and the subsequent interim period through the Effective Date, the Company did not consult with KPMG regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission, dated March 5, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: March 5, 2026	By:	/s/ Matthew Barnes-Smith
Matthew Barnes-Smith
Chief Financial Officer, Treasurer, and Corporate Secretary